================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - October 1, 2000
                        (Date of Earliest Event Reported)



                                 SUMMIT BANCORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-6451

       New Jersey                                            22-1903313
--------------------------------------------------------------------------------
(State of Incorporation)                                  (I.R.S. Employer
                                                         Identification No.)



301 Carnegie Center, P.O. Box 2066,
     Princeton, New Jersey                                     08543-2066
--------------------------------------------------------------------------------
     (Address of principal                                     Zip Code
      executive offices)


       Registrant's telephone number, including area code: (609) 987-3200


================================================================================



NY2:\968841\02\KRK902!.DOC\78455.0045

ITEM 5.       OTHER EVENTS.

                  On October 1, 2000, Summit Bancorp., A New Jersey corporation ("Summit") and FleetBoston Financial Corporation, a Rhode Island corporation ("Fleet") announced that they had entered into an Agreement and Plan of Merger, dated as of October 1, 2000 (the "Merger Agreement"). The Merger Agreement provides for the merger of Summit into Fleet (the "Merger").

                  As a result of the Merger, each outstanding share of common stock of Summit, par value $0.80 per share (other than shares owned by Summit or Fleet), will be converted into 1.02 shares (the "Exchange Ratio") of common stock of Fleet, par value $0.01 per share. Cash will be paid in lieu of fractional shares of Fleet Common Stock. At the effective time of the Merger, all rights with respect to Summit Common Stock pursuant to stock options outstanding at such effective time, whether or not then exercisable, will be converted into and become rights with respect to Fleet Common Stock on otherwise substantially similar terms, adjusted to reflect the Exchange Ratio.

                  The Merger is intended to constitute a reorganization under the Internal Revenue Code of 1986, as amended, and will be accounted for as a "pooling of interests". Consummation of the Merger is subject to various conditions, including (1) the adoption of the Merger Agreement by the shareholders of Summit entitled to vote thereon, (2) receipt of all requisite governmental approvals (including the approval of the Board of Governors of the Federal Reserve System) and (3) certain other customary conditions.

                  In connection with the Merger Agreement, Summit and Fleet entered into a Stock Option Agreement, dated as of October 1, 2000 (the "Stock Option Agreement"), pursuant to which Fleet has the irrevocable option (the "Option") to purchase, under certain circumstances, up to 19.9% of the issued and outstanding shares of common stock of Summit, at a price per share equal to $34.00, subject to certain adjustments. Under certain circumstances, Summit may be required to repurchase the Option or the shares acquired pursuant to the exercise of the Option; alternatively, the Option could be surrendered, together with any shares purchased under the Option, in exchange for a cash payment of $210 million. The Stock Option Agreement limits Fleet's Total Profit (as defined in the Stock Option Agreement) to not more than $350 million.

                  In connection with the Merger, Fleet will appoint T. Joseph Semrod, currently Chairman, President and Chief Executive Officer of Summit, and one additional director from the current Summit Board of Directors to be mutually agreed upon by Fleet and Summit, to the class of directors of the Fleet Board of Directors with terms expiring at the 2004 Annual Meeting of Fleet Stockholders. Also upon completion of the Merger, Mr. Semrod will hold the positions of Vice Chairman of Fleet and Chairman of the New Jersey bank, and John G. Collins, Vice Chairman of Summit, will serve as President of the New Jersey bank.

                           FORWARD LOOKING STATEMENTS

                  Except for historical information, all other information in this filing consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These uncertainties include: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of Summit shareholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the revenue synergies and cost savings from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the 1999 Annual Reports on Forms 10-K of Summit and Fleet, filed with the Securities and Exchange Commission and available at the SEC's internet site (http://www.sec.gov).



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

(c)               Exhibits:

                  99.1 Agreement and Plan of Merger, by and between Summit Bancorp. and FleetBoston Financial Corporation, dated as of October 1, 2000, is incorporated herein by reference to Exhibit 99.1 to the Report on Form 8-K of FleetBoston Financial Corporation, as filed with the Securities and Exchange Commission on October 3, 2000;

                  99.2 Stock Option Agreement, by and between Summit Bancorp. and FleetBoston Financial Corporation, dated as of October 1, 2000, is incorporated herein by reference to Exhibit 99.2 to the Report on Form 8-K of FleetBoston Financial Corporation, as filed with the Securities and Exchange Commission on October 3, 2000;

                  99.3 Joint Press Release, issued by Summit Bancorp. and FleetBoston Financial Corporation, dated October 2, 2000, announcing the execution of the Agreement and Plan of Merger between Summit Bancorp. and FleetBoston Financial Corporation, is incorporated herein by reference to Exhibit 99.3 to the Report on Form 8-K of FleetBoston Financial Corporation, as filed with the Securities and Exchange Commission on October 3, 2000;

                  99.4 Investor Presentation Materials regarding the Merger, dated October 2, 2000, are incorporated herein by reference to Exhibit 99.4 to the Report on Form 8-K of FleetBoston Financial Corporation, as filed with the Securities and Exchange Commission on October 3, 2000.


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Date:    October 3, 2000



                                      SUMMIT BANCORP.

                                      By: /s/ Richard F. Ober, Jr.
                                      Name:   Richard F. Ober, Jr.
                                      Title:  Executive Vice President